SUPPLEMENT TO THE PROSPECTUS
                                       OF
                        EVERGREEN VARIABLE ANNUITY FUNDS



I.       Evergreen VA Aggressive Growth Fund (the "Fund")

         Effective October 1, 1999, the Fund will change its name to Evergreen VA Omega Fund. At this time the Fund will also modify its investment objective, strategy, and risk factors as follows:

         Under the section entitled "FUND FACTS," the `Goal' will be stated as `Capital Growth.'

         The section entitled "INVESTMENT OBJECTIVE" will state: "The Fund seeks maximum capital growth."

         The section entitled "INVESTMENT STRATEGY" will state:

         "The Fund invests primarily in common stocks and securities convertible into common stocks. The Fund utilizes the fully-managed investment concept whereby the Fund's manager will continuously review the Fund's holdings in light of market conditions, business developments and economic trends. During this review process, the Fund's manager seeks to identify and invest in industries that are growing faster than the economy.

         "The Fund invests in companies of all sizes. The continuous review may lead to high portfolio turnover, but that will not limit investment decisions. The Fund may also invest up to 25% of its assets in foreign securities.

         "The Fund intends to sell a portfolio investment when the value of the investment reaches or exceeds its estimated fair value, when the issuer's investment fundamentals begin to deteriorate, when the investment no longer appears to meet the Fund's investment objective, when the Fund must meet redemptions, or for other investment reasons which the investment advisor deems necessary.


         "The Fund may invest up to 100% in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity."

         The section entitled "RISK FACTORS" will state:

         "Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 1 under the headings:

o        Stock Market Risk
o        Small Company Risk
o        Foreign Investment Risk

         The investment advisor, the portfolio manager and all fees will remain the same.



                                                                 OMEGAFD  9/99


September 24, 1999